Exhibit 10.2

FIRST AMENDMENT
TO
WARRANT TO PURCHASE STOCK

This First Amendment to Warrant to Purchase Stock (the “Amendment”) is entered into as of February 19, 2015 by and between SQUARE 1 BANK (“Holder”) and VIVEVE, INC. (“Company”).

RECITALS

Company issued a Warrant to Purchase Stock as of September 30, 2014 (the “Warrant”) to Holder. The parties desire to amend the Warrant in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.     If Company fails to perform any of its obligations under any of Sections 6.7(b), (c) or (d) of the Loan and Security Agreement between Holder and Company (the “Loan Agreement”), then the number of Shares that Holder may acquire shall automatically increase by a number equal to the quotient derived by dividing (i) 1.0% of the principal balance outstanding under the Loan Agreement by (ii) the Warrant Price.

2.     Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Warrant. The Warrant, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Holder under the Warrant, as in effect prior to the date hereof

3.     Company represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment.  Executed copies of the signature pages of this Amendment sent by facsimile or transmitted electronically in Portable Document Format (“PDF”), or any similar format, shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

VIVEVE, INC.

By:	/s/ Scott Durbin

Name:	Scott Durbin

Title:	CFO

SQUARE 1 BANK

By:	/s/ Monica Beam

Name:	Monica Beam

Title:	VP